UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                    April 12, 2006

AMES TRUE TEMPER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118086	22-2335400
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

465 Railroad Avenue, Camp Hill,
Pennsylvania 17011
(Address of Principal Executive
Offices, including Zip Code)

(717) 737-1500

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Item 1.01.    Entry into a Material Definitive Agreement

Amended and Restated Credit Facility

As previously disclosed on the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2006, Ames True Temper, Inc. (the ‘‘Registrant’’ or ‘‘Ames’’) entered into a new senior secured credit agreement with Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Acorn Products, Inc. (‘‘Acorn’’), UnionTools, Inc. (‘‘Union’’), and Ames True Temper Properties, Inc., ATT Holding Co., as guarantor, and each lender from time to time thereto (the ‘‘Credit Agreement’’). The Credit Agreement is filed as Exhibit 10.1 to this Form 8-K.

Asset Purchase Agreement

On April 12, 2006, HD Acquisition Corp. (‘‘HDAC’’), a newly formed wholly-owned subsidiary of the Registrant, completed the acquisition of substantially all of the assets of Hound Dog Products, Inc. (‘‘Hound Dog’’), a business that designs, markets and distributes non-powered lawn and garden tools. HDAC assumed certain ordinary course liabilities of Hound Dog in connection with the transaction. The transaction was consummated simultaneously with the execution of an Asset Purchase Agreement (the ‘‘Asset Purchase Agreement’’) among HDAC, Hound Dog and the shareholders of Hound Dog. The Registrant guaranteed the obligations of HDAC under the Asset Purchase Agreement.

The aggregate consideration paid by HDAC at closing for the purchased assets was approximately $5.2 million, a portion of which was used to repay outstanding indebtedness of Hound Dog and its controlling shareholder. The purchase price is subject to adjustment based on working capital attributable to the purchased assets. The purchase price is also subject to adjustment based on the level of earnings before interest, tax, depreciation and amortization (‘‘EBITDA’’) of HDAC and Hound Dog, subject to certain adjustments, for the period from January 1, 2006 through July 31, 2006, subject to a maximum upward or downward adjustment of $750,000.

The parties to the Asset Purchase Agreement entered into an Escrow Agreement pursuant to which $950,000 of the purchase price was deposited in escrow. The escrow amount will be used to satisfy (i) adjustments to the purchase price based on working capital and EBITDA attributable to the purchased assets and (ii) indemnification obligations of Hound Dog and its shareholders. A portion of the escrow amount is expected to be distributed to Hound Dog on September 15, 2006 with the balance remaining in escrow until January 31, 2007.

The Asset Purchase Agreement contained customary representations and warranties of each of the parties to the Asset Purchase Agreement. In addition, each of the parties to the Asset Purchase Agreement is required to indemnify the other parties for losses related to breaches of certain representations, warranties and covenants in the Asset Purchase Agreement and certain other matters specified in the Asset Purchase Agreement.

Merger Agreement

As previously disclosed on the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2006, the Registrant acquired Acorn, a Delaware corporation and the parent company of Union, a business engaged in the manufacture and distribution of non-powered lawn and garden tools, pursuant to an Agreement and Plan of Merger (the ‘‘Merger Agreement’’) among the Registrant, Acorn and ATTUT Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (‘‘Merger Sub’’). Pursuant to the Merger Agreement, the Registrant acquired all of the issued and outstanding capital stock of Acorn through the merger of Merger Sub with and into Acorn, with Acorn surviving as a wholly-owned subsidiary of the Registrant (the ‘‘Merger’’). The Merger was consummated simultaneously with the execution of the Merger Agreement. The consolidated balance sheets of Acorn as of December 31, 2004 and 2005 and the related statements of operations and of cash flows for the years ended December 31, 2003, 2004 and 2005 are filed as Exhibit 99.1 to this Form 8-K.

During 2005, Acorn recorded $84.5 million of net sales, of which Home Depot accounted for approximately 18%. Based on a notification received in 2005, Acorn’s management expects sales to Home Depot in 2006 to be minimal. This loss of a significant customer constituted a material adverse event under the terms of its loan agreements in place prior to the purchase by the Registrant.

During the six to twelve months following the acquisition, management will begin to execute a plan to integrate Acorn with Ames. Once this plan is substantially complete Ames management believes this acquisition will be accretive to earnings.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement, dated as of April 7, 2006, among Ames True Temper, Inc., Acorn Products, Inc., UnionTools, Inc., and Ames True Temper Properties, Inc., as borrowers, ATT Holding Co., as a guarantor, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.
99.1	Consolidated balance sheets of Acorn as of December 31, 2004 and 2005 and related statements of operations and of cash flows for the years ended December 31, 2003, 2004 and 2005.

Forward-Looking Statements

This current report on Form 8-K contains ‘‘forward-looking statements’’ within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are ‘‘forward-looking statements’’ for purposes of federal and state securities laws. Forward-looking statements may include the words ‘‘may,’’ ‘‘will,’’ ‘‘plans,’’ ‘‘estimates,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘expects,’’ ‘‘intends’’ and similar expressions. Although we believe that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in our forward-looking statements. These factors, risks and uncertainties include, among others, the following:

•	our liquidity and capital resources;

•	sales levels to existing and new customers;

•	increased concentration of our customers;

•	seasonality and adverse weather conditions;

•	competitive pressures and trends;

•	changing consumer preferences;

•	new product and customer initiatives;

•	risks relating to foreign sourcing and foreign operations and availability of raw materials;

•	our ability to successfully consummate and integrate acquisitions; and

•	general economic conditions.

Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. We do not intend, and we undertake no obligation, to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES TRUE TEMPER, INC. (Registrant)
Date: April 14, 2006	By:	/s/ Richard C. Dell
Richard C. Dell (Principal Executive Officer)